SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 17, 2011
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware 1-16725 42-1520346
(State or other jurisdiction (Commission file number) (I.R.S. Employer
	of incorporation)	Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
_________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On May 17, 2011, Arjun K. Mathrani, a director of Principal Financial Group, Inc. (the
“Company”) and its wholly-owned subsidiary, Principal Life Insurance Company, informed the boards of each such company that he intended to complete his current terms and asked not to be considered for re-election. Mr. Mathrani’s term as a director for both companies expires at the Company’s next annual meeting of shareholders on May 22,
2012. Mr. Mathrani’s decision not to stand for re-election is not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Mathrani was not asked to resign, refrain from standing for re-election or removed for cause from the Company’s board of directors.

As a result of Mr. Mathrani’s decision not to stand for re-election, Sandra L. Helton will replace Mr. Mathrani as chair of the Company’s audit committee of the board of directors, and Jocelyn Carter-Miller will replace Ms. Helton as chair of the finance committee of the board. Ms. Helton and Ms. Carter-Miller will assume their respective new positions on August 15, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on May 17, 2011 (the “2011 Annual
Meeting”). The matters that were voted upon at the 2011 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2011 Annual Meeting, the shareholders elected four Class I directors each for a term expiring at the Company’s 2014 Annual Meeting (1). The shareholders did not approve a proposal to amend the Company’s Certificate of Incorporation to declassify the Board of
Directors (2). The shareholders ratified the appointment of Ernst & Young LLP as the
Company’s independent auditor for 2011.(3) The shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the
Company’s 2011 proxy statement.(4)

Finally, the shareholders voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers.(5) Because the
stockholders’ vote on the frequency of future advisory votes on executive compensation is itself advisory, the result is not binding. The Company expects to publicly disclose within 150 days of the 2011 Annual Meeting its Board of Directors’ determination of the frequency with which future advisory votes on executive compensation will be held.

(1)	Election of Directors

	VOTES	VOTES			BROKER
	FOR	AGAINST	ABSTAINED		NON-VOTES
Betsy J. Bernard	192,736,338	3,314,144	585,238		18,786,952
Jocelyn Carter-Miller	192,610,927	3,432,617	591,757		18,786,952
Gary E. Costley	164,128,823	31,656,436	850,784		18,786,952
Dennis H. Ferro	195,012,695	959,426	663,786		18,786,952

The directors whose terms of office continued and the years their terms expire are as follows:

Class II Directors Continuing in Office Whose Term Expires in 2012

Richard L. Keyser
Arjun K. Mathrani
Elizabeth E. Tallett

Class III Directors Continuing in Office Whose Term Expires in 2013

Michael T. Dan
C. Daniel Gelatt
Sandra L. Helton
Larry D. Zimpleman

	Votes For	Votes Against	Abstained		Broker Non-
					Votes
(2) Annual Election of	212,489,026	2,453,831	478,481		0
Directors
(3) Ratification of	213,967,346	860,004	595,774		0
Independent Auditors
(4) Advisory Vote on
Executive Compensation 190,841,922		3,856,019	1,937,743		18,786,952

	1 Year	2 Years	3 Years	Abstain	Broker
					Non-Votes
(5) Advisory Vote on the Timing
of Future Advisory Votes on	119,312,112	1,572,465	74,926,166	814,733	18,786,952
Executive Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Joyce N. Hoffman
Name: Joyce N. Hoffman
Title: Senior Vice President and
Corporate Secretary

Date: May 23, 2011